UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2012
VITESSE SEMICONDUCTOR CORPORATION
(Exact name of issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
1-31614                                    77-0138960
(Commission File Number)                        (IRS Employer Identification No.)
741 Calle Plano
Camarillo, California 93012
(Address of Principal Executive Offices)
Registrant's telephone number, including area code (805) 388-3700
N/A
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Written communications pursuant to Rule 425 under the Securities Act
Soliciting material pursuant to Rule 14a-12 under the Exchange Act
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective May 18, 2012, Steve Perna resigned his position as our Vice President of Product Marketing and from all other employment positions with us. In connection with his resignation, and in exchange for Mr. Perna entering into a general release of claims with us, we agreed to pay to Mr. Perna $7,230.72 and allowed him to retain a computer and cellular telephone.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VITESSE SEMICONDUCTOR CORPORATION
Date: May 18, 2012                            By:        /s/ Martin S. McDermut
Martin S. McDermut
Chief Financial Officer

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